UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21238

Registrant Name:	PIMCO Corporate & Income Opportunity Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2017

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

October 31, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.2% ∎
LOAN PARTICIPATIONS AND ASSIGNMENTS 7.6%
Air Medical Group Holdings, Inc.
TBD% due 09/07/2024		$200	$200
Altice Financing S.A.
TBD% due 01/05/2026	EUR	500	584
TBD% due 01/05/2026		$100	100
4.109% (LIBOR03M + 2.750%) due 07/15/2025 ~		657	657
Avantor, Inc.
TBD% due 09/07/2024		300	301
Beacon Roofing Supply, Inc.
TBD% due 08/23/2024		80	81
BMC Software Finance, Inc.
5.242% (LIBOR03M + 4.000%) due 09/10/2022 ~		12,952	13,053
Burger King Worldwide, Inc.
3.492% - 3.583% (LIBOR03M + 2.250%) due 02/16/2024 ~		1,043	1,044
BWAY Holding Co.
4.522% - 6.500% (LIBOR03M + 3.250%) due 04/03/2024 ~		1,067	1,072
Caesars Entertainment Operating Co.
TBD% due 10/06/2024		100	100
Caesars Resort Collection LLC
TBD% due 09/27/2024		900	905
Centene Corp.
TBD% due 09/13/2018		2,800	2,800
CenturyLink, Inc.
2.750% due 01/31/2025		1,000	988
CH Hold Corp.
4.242% (LIBOR03M + 3.000%) due 02/01/2024 ~		297	299
Charter Communications Operating LLC
3.250% (LIBOR03M + 2.000%) due 01/03/2021 ~		367	369
Cheniere Energy Partners LP
TBD% due 02/25/2020		1,030	1,030
Clover Merger Sub, Inc.
4.833% (LIBOR03M + 3.500%) due 09/26/2024 ~		100	98
Community Health Systems, Inc.
4.067% (LIBOR03M + 2.750%) due 12/31/2019 ~		217	214
Cypress Intermediate Holdings, Inc.
4.250% (LIBOR03M + 3.000%) due 04/27/2024 ~		100	100
Dell, Inc.
TBD% due 09/07/2023		100	100
Diamond Resorts Corp.
7.242% (LIBOR03M + 6.000%) due 08/11/2023 ~		5,173	5,214
Endo Luxembourg Finance Co. SARL
5.500% (LIBOR03M + 4.250%) due 04/29/2024 ~		6,025	6,111
FinCo LLC
2.750% (LIBOR03M + 2.750%) due 06/14/2022 ~		2,820	2,861
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021 ▶		812	830
Gartner, Inc.
3.242% (LIBOR03M + 2.000%) due 04/05/2024 ▶~		31	31
Golden Entertainment, Inc.
4.240% (LIBOR03M + 3.000%) due 08/15/2024 ~		100	100
Golden Nugget, Inc.
4.490% - 4.554% (LIBOR03M + 3.250%) due 10/04/2023 ~		519	524
H.B. Fuller Co.
3.489% (LIBOR03M + 2.250%) due 10/12/2024 ~		200	201
iHeartCommunications, Inc.
8.083% (LIBOR03M + 6.750%) due 01/30/2019 ~		19,645	14,771
Ineos Finance PLC
3.250% (EUR003M + 2.500%) due 04/01/2024 ~	EUR	2,382	2,781
Ineos U.S. Finance LLC
TBD% due 03/31/2024		5,100	5,962
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~		100	117
Lightstone Generation LLC
5.742% (LIBOR03M + 4.500%) due 01/30/2024 ~		$2,866	2,883
McAfee LLC
5.833% (LIBOR03M + 4.500%) due 09/30/2024 ~		200	202
MH Sub LLC
5.070% (LIBOR03M + 3.750%) due 09/13/2024 ~		220	219
8.820% (LIBOR03M + 7.500%) due 08/15/2025 ~		100	100
Multi Color Corp.
TBD% due 09/20/2024		32	32
Nidda Healthcare Holding AG
TBD% due 09/19/2024	EUR	166	195
3.500% due 08/21/2024		34	39
Numericable Group S.A.
TBD% due 01/31/2026		$250	251

Ocean Rig UDW, Inc.
8.000% (Fixed + 0.080%) due 09/20/2024 ~		1,441	1,461
Olympus Merger Sub, Inc.
5.242% (LIBOR03M + 4.000%) due 10/10/2024 ~		287	287
OXEA Finance & Cy S.C.A.
3.750% due 10/11/2024	EUR	1,000	1,169
Parexel International Corp.
TBD% due 09/27/2024		$100	101
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 ▶~		400	393
Post Holdings, Inc.
3.492% (LIBOR03M + 2.250%) due 05/24/2024 ~		988	993
Prestige Brands, Inc.
3.992% (LIBOR03M + 2.750%) due 01/26/2024 ~		179	180
Refresco Group BV
TBD% due 09/26/2024	EUR	1,500	1,758
Sequa Mezzanine Holdings LLC
6.807% - 6.874% (LIBOR03M + 5.500%) due 11/28/2021 ~		$868	877
10.374% (LIBOR03M + 9.000%) due 04/28/2022 ~		160	164
Sprint Communications, Inc.
3.750% (LIBOR03M + 2.500%) due 02/02/2024 ~		2,786	2,797
Team Health Holdings, Inc.
3.992% (LIBOR03M + 2.750%) due 02/06/2024 ~		398	395
TransDigm, Inc.
4.242% - 4.333% (LIBOR03M + 3.000%) due 08/22/2024 ~		599	602
Traverse Midstream Partners LLC
5.330% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	92
Tronox Blocked Borrower LLC
4.323% (LIBOR03M + 3.000%) due 09/22/2024 ~		23	23
Tronox Finance LLC
4.323% (LIBOR03M + 3.000%) due 09/22/2024 ~		52	53
Unitymedia Finance LLC
TBD% due 10/16/2024		280	280
Unitymedia Hessen GmbH & Co. KG
TBD% due 10/16/2024	EUR	500	585
Univision Communications, Inc.
3.992% (LIBOR03M + 2.750%) due 03/15/2024 ~		$1,746	1,740
UPC Financing Partnership
TBD% due 10/15/2026	EUR	900	1,053
3.732% (LIBOR03M + 2.500%) due 01/15/2026 ~		$200	201
Valeant Pharmaceuticals International, Inc.
5.990% (LIBOR03M + 4.750%) due 04/01/2022 ~		478	488
VICI Properties LLC
TBD% due 10/14/2022		650	651
Vistra Operations Co. LLC
3.987% - 4.084% (LIBOR03M + 2.750%) due 12/14/2023 ~		1,092	1,100
Westmoreland Coal Co.
7.833% (LIBOR03M + 6.500%) due 12/16/2020 ~		5,910	3,734
Xella International GmbH
4.000% due 02/02/2024	EUR	1,554	1,821
Ziggo Secured Finance BV
3.000% due 04/15/2025		150	176

Total Loan Participations and Assignments (Cost $93,867)			90,693

CORPORATE BONDS & NOTES 58.8%
BANKING & FINANCE 29.5%
AGFC Capital Trust
3.109% (US0003M + 1.750%) due 01/15/2067 ~		$1,800	1,089
Ally Financial, Inc.
8.000% due 11/01/2031 (l)		19,184	25,428
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	2,300	3,177
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 ♦(i)	EUR	14,000	17,663
7.000% due 02/19/2019 ♦(i)		3,200	3,944
8.875% due 04/14/2021 ♦(i)		400	560
Banco do Brasil S.A.
6.250% due 04/15/2024 ♦(i)(l)		$1,110	1,049
9.000% due 06/18/2024 ♦(i)		4,826	5,309
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	5,000	1,660
4.750% due 01/15/2018 ^(e)		1,000	338
Banco Santander S.A.
6.250% due 09/11/2021 ♦(i)		2,600	3,316
Bank of Ireland
7.375% due 06/18/2020 ♦(i)		1,200	1,587
Barclays PLC
3.250% due 02/12/2027	GBP	200	276
6.500% due 09/15/2019 ♦(i)	EUR	4,200	5,272

7.000% due 09/15/2019 ♦(i)	GBP	630	886
7.250% due 03/15/2023 ♦(i)		10,405	15,163
7.875% due 09/15/2022 ♦(i)		3,565	5,274
8.000% due 12/15/2020 ♦(i)	EUR	200	270
8.250% due 12/15/2018 ♦(i)		$430	458
Blackstone CQP Holdco LP
6.000% due 08/18/2021		1,500	1,502
6.500% due 03/20/2021		8,700	8,810
BNP Paribas S.A.
7.375% due 08/19/2025 ♦(i)		5,650	6,533
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		300	320
Brookfield Finance, Inc.
4.700% due 09/20/2047		236	242
Cantor Fitzgerald LP
6.500% due 06/17/2022 (l)		10,000	11,204
CBL & Associates LP
5.950% due 12/15/2026 (l)		4,150	4,158
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	630	1,033
Cooperatieve Rabobank UA
6.625% due 06/29/2021 ♦(i)	EUR	1,800	2,441
Credit Agricole S.A.
7.500% due 06/23/2026 ♦(i)	GBP	4,433	6,958
7.875% due 01/23/2024 ♦(i)		$2,200	2,509
Credit Suisse AG
6.500% due 08/08/2023		200	227
Credit Suisse Group AG
7.500% due 12/11/2023 ♦(i)		2,336	2,721
Deutsche Bank AG
4.250% due 10/14/2021 (l)		3,600	3,772
Emerald Bay S.A.
0.000% due 10/08/2020 ~	EUR	1,162	1,262
EPR Properties
4.750% due 12/15/2026 (l)		$5,400	5,637
Equinix, Inc.
2.875% due 10/01/2025	EUR	100	120
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$6,000	6,372
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		400	421
GSPA Monetization Trust
6.422% due 10/09/2029		6,850	7,860
Harland Clarke Holdings
8.375% due 08/15/2022		166	174
Howard Hughes Corp.
5.375% due 03/15/2025		220	227
HSBC Holdings PLC
6.000% due 09/29/2023 ♦(i)	EUR	4,977	6,857
Intesa Sanpaolo SpA
7.750% due 01/11/2027 ♦(i)		220	312
iStar, Inc.
4.625% due 09/15/2020		$26	27
5.250% due 09/15/2022		93	96
Jefferies Finance LLC
6.875% due 04/15/2022 (l)		3,900	3,958
7.250% due 08/15/2024		200	205
7.375% due 04/01/2020 (l)		5,625	5,829
7.500% due 04/15/2021		2,391	2,505
Jefferies LoanCore LLC
6.875% due 06/01/2020		11,610	12,024
Lloyds Bank PLC
12.000% (US0003M + 11.756%) due 12/16/2024 ♦(i)		3,300	4,470
Lloyds Banking Group PLC
7.000% due 06/27/2019 ♦(i)	GBP	2,710	3,838
7.625% due 06/27/2023 ♦(i)		4,410	6,685
7.875% due 06/27/2029 ♦(i)		6,015	9,673
MPT Operating Partnership LP
5.250% due 08/01/2026		$2,203	2,305
Nationwide Building Society
10.250% ~(i)	GBP	21	4,459
Navient Corp.
4.875% due 06/17/2019		$395	407
5.500% due 01/15/2019 (l)		4,950	5,117
5.625% due 08/01/2033		222	193
5.875% due 03/25/2021		710	749
6.500% due 06/15/2022		400	425
6.625% due 07/26/2021 (l)		4,170	4,477
7.250% due 01/25/2022		80	87
8.000% due 03/25/2020		1,540	1,702
Neuberger Berman Group LLC
4.875% due 04/15/2045 (l)		3,400	3,422
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		310	315

4.500% due 04/01/2027		310	309
4.750% due 01/15/2028		230	231
5.250% due 01/15/2026		550	580
OneMain Financial Holdings LLC
6.750% due 12/15/2019		3,796	3,943
7.250% due 12/15/2021		192	200
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		2,844	2,908
Provident Funding Associates LP
6.375% due 06/15/2025		57	60
Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		4,723	5,130
9.250% due 07/06/2024		4,491	4,878
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 ♦(i)(l)		5,640	6,057
8.000% due 08/10/2025 ♦(i)(l)		13,625	15,610
8.625% due 08/15/2021 ♦(i)		6,330	7,184
Santander Holdings USA, Inc.
3.700% due 03/28/2022 (l)		750	768
4.400% due 07/13/2027		580	597
Santander UK Group Holdings PLC
6.750% due 06/24/2024 ♦(i)	GBP	5,705	8,328
7.375% due 06/24/2022 ♦(i)		1,440	2,097
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$500	548
SL Green Realty Corp.
4.500% due 12/01/2022		450	477
Spirit Realty LP
4.450% due 09/15/2026 (l)		2,600	2,581
Springleaf Finance Corp.
5.250% due 12/15/2019 (l)		3,271	3,385
6.000% due 06/01/2020 (l)		641	674
6.125% due 05/15/2022		1,204	1,273
7.750% due 10/01/2021		90	101
8.250% due 12/15/2020		9,270	10,475
Stearns Holdings LLC
9.375% due 08/15/2020 (l)		600	627
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	4,773	6,995
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	1,133	1,741
5.661% due 10/13/2041		611	959
5.744% due 04/13/2040		556	879
5.801% due 10/13/2040		1,677	2,670
6.052% due 10/13/2039		1,321	2,121
Vici Properties LLC
4.847% (US0003M + 3.500%) due 10/15/2022 ~		$1,114	1,125
8.000% due 10/15/2023		4,054	4,531
Washington Prime Group LP
5.950% due 08/15/2024		1,007	1,035
WP Carey, Inc.
4.250% due 10/01/2026 (l)		5,000	5,090

			353,526

INDUSTRIALS 23.1%
Adecoagro S.A.
6.000% due 09/21/2027		150	152
Altice Financing S.A.
7.500% due 05/15/2026		6,100	6,718
American Airlines Pass Through Trust
4.950% due 08/15/2026		3,400	3,600
Avantor, Inc.
6.000% due 10/01/2024		246	251
Beacon Escrow Corp.
4.875% due 11/01/2025		59	60
BMC Software Finance, Inc.
8.125% due 07/15/2021 (l)		1,031	1,061
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(l)		15,226	15,274
Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026		92	94
Charter Communications Operating LLC
4.200% due 03/15/2028		260	258
5.375% due 05/01/2047		67	68
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		400	434
Cheniere Energy Partners LP
5.250% due 10/01/2025		320	330
Chesapeake Energy Corp.
4.609% (US0003M + 3.250%) due 04/15/2019 ~		157	156

CommScope Technologies LLC
5.000% due 03/15/2027		4	4
Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		279	269
CRC Escrow Issuer LLC
5.250% due 10/15/2025		124	125
CSN Islands Corp.
6.875% due 09/21/2019		240	222
CSN Resources S.A.
6.500% due 07/21/2020		2,300	2,139
DAE Funding LLC
4.000% due 08/01/2020		120	122
4.500% due 08/01/2022		120	122
5.000% due 08/01/2024 (l)		290	297
Diamond Resorts International, Inc.
7.750% due 09/01/2023		278	302
10.750% due 09/01/2024 (l)		4,300	4,639
Discovery Communications LLC
2.500% due 09/20/2024	GBP	100	130
3.950% due 03/20/2028		$89	88
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		9,300	9,393
Ecopetrol S.A.
5.875% due 05/28/2045		200	198
EI Group PLC
6.375% due 09/26/2031	GBP	1,000	1,485
Exela Intermediate LLC
10.000% due 07/15/2023 (l)		$217	209
Ferroglobe PLC
9.375% due 03/01/2022 (l)		3,400	3,706
Ford Motor Co.
7.700% due 05/15/2097 (l)		29,796	38,040
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		12,200	6,954
Frontier Finance PLC
8.000% due 03/23/2022	GBP	8,200	11,579
goeasy Ltd.
7.875% due 11/01/2022 (c)		$88	90
Greene King Finance PLC
5.702% due 12/15/2034	GBP	350	438
Hampton Roads PPV LLC
6.171% due 06/15/2053 (l)		$1,800	1,892
HCA, Inc.
4.500% due 02/15/2027		1,550	1,569
5.500% due 06/15/2047		182	186
7.500% due 11/15/2095 (l)		4,800	4,938
Hologic, Inc.
4.375% due 10/15/2025		50	51
iHeartCommunications, Inc.
9.000% due 09/15/2022		5,810	4,227
10.625% due 03/15/2023		5,600	4,046
11.250% due 03/01/2021		2,920	2,110
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		14,570	14,092
9.750% due 07/15/2025		217	219
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		18,643	11,792
8.125% due 06/01/2023 (l)		1,939	1,192
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		22,531	22,362
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041 (l)		800	926
Kinder Morgan, Inc.
7.750% due 01/15/2032 (l)		3,100	3,988
7.800% due 08/01/2031 (l)		6,000	7,750
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (l)		5,058	4,287
5.500% due 04/15/2025		560	505
Multi-Color Corp.
4.875% due 11/01/2025		57	58
Netflix, Inc.
4.875% due 04/15/2028		320	318
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		155	155
4.500% due 03/15/2023		310	311
5.250% due 08/15/2022		24	25
5.500% due 02/15/2024		390	406
Petroleos Mexicanos
6.500% due 03/13/2027		936	1,022
6.750% due 09/21/2047		500	517
PetSmart, Inc.
5.875% due 06/01/2025		199	174
Pitney Bowes, Inc.
3.625% due 09/15/2020		56	56
4.700% due 04/01/2023		118	115

Plastipak Holdings, Inc.
6.250% due 10/15/2025		29	30
QVC, Inc.
4.375% due 03/15/2023		768	801
5.450% due 08/15/2034		1,650	1,647
5.950% due 03/15/2043		6,770	6,697
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,500	2,480
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (l)		$4,300	4,872
Safeway, Inc.
7.250% due 02/01/2031		9,392	8,171
Scientific Games International, Inc.
5.000% due 10/15/2025		53	54
10.000% due 12/01/2022		1,364	1,512
SFR Group S.A.
6.250% due 05/15/2024 (l)		12,500	13,141
7.375% due 05/01/2026		3,600	3,883
Simmons Foods, Inc.
5.750% due 11/01/2024		82	82
Spirit Issuer PLC
0.884% (BP0003M + 0.550%) due 12/28/2028 ~	GBP	748	829
3.034% (BP0003M + 2.700%) due 12/28/2031 ~		1,855	2,402
6.582% due 12/28/2027		2,500	3,548
Tech Data Corp.
4.950% due 02/15/2027		$100	105
Time Warner Cable LLC
8.250% due 04/01/2019		140	152
Transocean, Inc.
7.500% due 01/15/2026		170	176
UAL Pass-Through Trust
7.336% due 01/02/2021		1,699	1,810
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	6,676	10,072
United Group BV
4.375% due 07/01/2022	EUR	8,200	10,053
4.875% due 07/01/2024		200	245
UPCB Finance Ltd.
3.625% due 06/15/2029		350	411
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$153	163
7.000% due 03/15/2024		293	318
ViaSat, Inc.
5.625% due 09/15/2025		178	181
Viking Cruises Ltd.
5.875% due 09/15/2027		39	39
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	1,780	2,464
Wind Tre SpA
2.467% due 01/20/2024 ~(c)	EUR	400	469
2.625% due 01/20/2023 (c)		400	468
3.125% due 01/20/2025 (c)		200	234
5.000% due 01/20/2026 (c)		$200	202
Wynn Las Vegas LLC
5.250% due 05/15/2027		18	18
Wynn Macau Ltd.
4.875% due 10/01/2024		200	204
5.500% due 10/01/2027		200	203

			276,432

UTILITIES 6.2%
AT&T, Inc.
2.850% due 02/14/2023		370	368
3.400% due 08/14/2024 (l)		740	741
3.900% due 08/14/2027 (l)		670	668
4.900% due 08/14/2037 (l)		678	680
5.150% due 02/14/2050 (l)		1,018	1,008
5.300% due 08/14/2058 (l)		2,393	2,377
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		700	727
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		11,200	12,218
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,730	16,615
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^(e)		501	303
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(e)(j)		4,696	1,691
6.750% due 10/01/2023 ^(e)(j)		4,465	1,608

Petrobras Global Finance BV
5.299% due 01/27/2025		304	305
5.999% due 01/27/2028		314	318
6.125% due 01/17/2022		704	763
6.250% due 12/14/2026	GBP	6,100	8,796
6.625% due 01/16/2034		800	1,137
6.750% due 01/27/2041 (l)		$4,100	4,141
7.250% due 03/17/2044		447	470
7.375% due 01/17/2027 (l)		1,224	1,361
Rio Oil Finance Trust
9.750% due 01/06/2027		588	639
Sprint Capital Corp.
6.900% due 05/01/2019		2,000	2,115
TerraForm Power Operating LLC
6.375% due 02/01/2023		1,075	1,131
Transcanada Trust
5.300% due 03/15/2077 ♦		10,000	10,421
Transocean Phoenix Ltd.
7.750% due 10/15/2024		2,619	2,835
Transocean Proteus Ltd.
6.250% due 12/01/2024		380	400
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	180	216
3.375% due 10/27/2036	GBP	130	171

			74,223

Total Corporate Bonds & Notes (Cost $659,052)			704,181

CONVERTIBLE BONDS & NOTES 0.7%
INDUSTRIALS 0.7%
Caesars Entertainment Corp.
5.000% due 10/01/2024 (j)		$1,050	2,065
DISH Network Corp.
3.375% due 08/15/2026		5,900	6,376

Total Convertible Bonds & Notes (Cost $7,859)			8,441

MUNICIPAL BONDS & NOTES 5.1%
CALIFORNIA 1.1%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		3,425	3,796
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		8,500	9,357

			13,153

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		23,700	27,513
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		120	128
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	116
7.750% due 01/01/2042		300	328
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		200	222
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		60	68
7.350% due 07/01/2035		40	47
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		1,035	1,045

			29,467

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		480	487

TEXAS 0.2%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		2,300	2,394

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		1,400	1,278

WEST VIRGINIA 1.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	78,700	4,196
7.467% due 06/01/2047	10,510	10,201

		14,397

Total Municipal Bonds & Notes (Cost $54,737)		61,176

U.S. GOVERNMENT AGENCIES 4.1%
Fannie Mae
3.000% due 01/25/2042 (a)	1,219	101
3.500% due 02/25/2033 (a)	3,000	386
4.788% (US0001M + 3.550%) due 07/25/2029 ~	1,490	1,587
4.862% (-1*LIBOR01M + 6.100%) due 07/25/2040 ~(a)	1,388	157
5.488% (US0001M + 4.250%) due 01/25/2029 ~	800	892
6.088% (US0001M + 4.850%) due 10/25/2029 ~	590	624
6.988% (US0001M + 5.750%) due 07/25/2029 ~	2,010	2,273
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)	19,541	15,348
0.100% due 04/25/2046 - 08/25/2046 (a)	91,330	340
0.200% due 04/25/2045 (a)	10,054	23
4.635% due 11/25/2055 ▶~	14,603	7,826
5.861% (-1*LIBOR01M + 7.100%) due 02/15/2034 ~(a)	2,421	437
6.452% (-2.333*LIBOR01M + 9.333%) due 07/15/2039 ~	2,323	2,499
7.538% (-2.5*LIBOR01M + 10.625%) due 03/15/2044 ~	1,485	1,680
8.707% (-2.667*LIBOR01M + 12.000%) due 02/15/2036 ~	5,228	6,021
8.788% (US0001M + 7.550%) due 12/25/2027 ~	4,442	5,386
11.988% (US0001M + 10.750%) due 03/25/2025 ~	2,352	3,203
Ginnie Mae
3.000% due 12/20/2042 (a)	74	10
3.500% due 09/16/2041 - 06/20/2042 (a)	1,758	257
5.511% (-1*LIBOR01M + 6.750%) due 01/20/2042 ~(a)	2,717	315

Total U.S. Government Agencies (Cost $47,766)		49,365

NON-AGENCY MORTGAGE-BACKED SECURITIES 24.9%
Adjustable Rate Mortgage Trust
1.578% (US0001M + 0.340%) due 05/25/2036 ~	2,084	1,281
2.388% (US0001M + 1.150%) due 01/25/2035 ~	5,080	4,400
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	228	215
6.000% due 04/25/2036 ^	4,028	4,081
Banc of America Funding Trust
5.500% due 01/25/2036	232	202
6.000% due 07/25/2037 ^	638	505
BCAP LLC Trust
3.300% due 07/26/2037 ~	478	14
3.302% due 03/27/2036 ~	3,854	2,475
5.006% due 03/26/2037	1,887	1,264
7.000% due 12/26/2036 ~	5,056	4,476
Bear Stearns ALT-A Trust
3.325% due 08/25/2046 ~	5,728	5,379
3.477% due 11/25/2036 ^~	917	789
3.698% due 08/25/2036 ^~	3,675	2,907
3.758% due 09/25/2035 ^~	1,256	1,083
3.818% due 11/25/2034 ~	365	351
Bear Stearns Asset-Backed Securities Trust
1.638% (US0001M + 0.400%) due 04/25/2037 ~	19,115	15,535
Bear Stearns Commercial Mortgage Securities Trust
5.721% due 04/12/2038 ~	370	294
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036	2,198	2,232
Chase Mortgage Finance Trust
3.287% due 12/25/2035 ^~	24	24
6.000% due 02/25/2037 ^	2,125	1,739
6.000% due 03/25/2037 ^	495	439
6.000% due 07/25/2037 ^	1,830	1,663
Citigroup Commercial Mortgage Trust
5.742% due 12/10/2049 ~	1,308	1,153
Citigroup Mortgage Loan Trust
3.188% due 04/25/2037 ^~	4,063	3,486
3.356% due 03/25/2037 ^~	1,049	1,020
3.883% due 11/25/2035 ~	18,105	12,470
6.000% due 11/25/2036 ~	14,943	11,256
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~	98	60
5.688% due 10/15/2048	14,858	7,829
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	3,173	2,819

Commercial Mortgage Loan Trust
6.031% due 12/10/2049 ~		3,472	2,185
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		2,525	2,031
Countrywide Alternative Loan Trust
1.449% (US0001M + 0.210%) due 03/20/2046 ~		5,936	5,091
1.508% (US0001M + 0.270%) due 08/25/2035 ~		367	262
3.486% due 06/25/2047 ~		3,899	3,710
4.012% (-1*US0001M + 5.250%) due 04/25/2037 ^~(a)		26,024	4,948
5.250% due 05/25/2021 ^		18	17
5.500% due 03/25/2035		630	490
5.500% due 09/25/2035 ^		5,772	5,305
5.500% due 03/25/2036 ^		223	178
5.750% due 01/25/2035		782	784
5.750% due 02/25/2035		864	814
6.000% due 02/25/2035		819	849
6.000% due 04/25/2036		2,220	1,755
6.000% due 05/25/2036 ^		2,446	2,013
6.000% due 02/25/2037 ^		780	549
6.000% due 02/25/2037		2,949	2,557
6.000% due 04/25/2037 ^		7,824	6,009
6.000% due 08/25/2037 ^~		10,994	9,005
6.250% due 10/25/2036 ^		3,171	2,567
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		3,832	2,969
6.500% due 08/25/2036 ^		1,028	708
6.500% due 09/25/2036 ^		517	439
17.094% (-3.667*US0001M + 21.633%) due 02/25/2036 ~		2,253	2,852
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		800	683
6.000% due 04/25/2036 ^		599	559
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		1,767	1,403
Epic Drummond Ltd.
0.137% (EUR003M + 0.190%) due 01/25/2022 ~	EUR	231	266
Eurosail PLC
1.652% (BP0003M + 1.350%) due 06/13/2045 ~	GBP	4,487	4,410
4.302% (BP0003M + 4.000%) due 06/13/2045 ~		1,394	1,584
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$2,488	2,100
GS Mortgage Securities Trust
4.744% due 10/10/2032 ▶		10,500	9,639
5.622% due 11/10/2039		1,689	1,594
GSR Mortgage Loan Trust
3.632% due 03/25/2037 ^~		3,941	3,628
3.657% due 11/25/2035 ^~		2,126	1,978
5.500% due 05/25/2036 ^		292	281
HomeBanc Mortgage Trust
2.038% (US0001M + 0.800%) due 03/25/2035 ~		286	259
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,707	4,448
JPMorgan Alternative Loan Trust
3.102% due 03/25/2037 ~		11,812	10,337
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		3,600	2,567
5.623% due 05/12/2045		2,663	2,413
JPMorgan Mortgage Trust
3.396% due 02/25/2036 ^~		2,503	2,264
3.443% due 01/25/2037 ^~		1,507	1,486
3.507% due 06/25/2036 ^~		1,194	1,073
3.550% due 10/25/2035 ~		64	62
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		7,151	5,480
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		304	288
22.617% (-5.5*US0001M + 29.425%) due 11/25/2035 ^~		279	399
Lehman XS Trust
1.458% (US0001M + 0.220%) due 06/25/2047 ~		4,338	3,735
MASTR Alternative Loan Trust
6.750% due 07/25/2036		3,825	2,654
Merrill Lynch Mortgage Investors Trust
3.210% due 03/25/2036 ^~		4,092	3,170
Mesdag Delta BV
0.000% due 01/25/2020 ♦	EUR	1,996	2,282
Morgan Stanley Capital Trust
5.966% due 06/11/2049 ~		$2,434	2,442
Motel 6 Trust
8.165% (LIBOR01M + 6.927%) due 08/15/2019 ~		15,549	15,806
RBSSP Resecuritization Trust
1.457% (LIBOR01M + 0.220%) due 10/27/2036 ~		3,609	894
1.477% (LIBOR01M + 0.240%) due 08/27/2037 ~		8,000	2,412
Residential Accredit Loans, Inc. Trust
1.428% (US0001M + 0.190%) due 08/25/2036 ~		1,280	1,190
1.468% (US0001M + 0.230%) due 05/25/2037 ^~		402	328
6.000% due 08/25/2036 ^		855	757
6.000% due 05/25/2037 ^		2,610	2,374

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		466	367
6.000% due 02/25/2037 ^		2,192	1,701
6.250% due 09/25/2037 ^		5,401	3,879
Residential Funding Mortgage Securities, Inc. Trust
4.059% due 02/25/2037 ~		3,684	2,982
Structured Adjustable Rate Mortgage Loan Trust
3.277% due 11/25/2036 ^~		5,627	5,220
3.383% due 03/25/2037 ^~		1,175	945
3.468% due 01/25/2036 ^~		8,087	6,507
3.510% due 07/25/2036 ^~		1,250	1,031
3.567% due 07/25/2035 ^~		2,695	2,365
Structured Asset Mortgage Investments Trust
1.358% (US0001M + 0.120%) due 08/25/2036 ~		228	201
Suntrust Adjustable Rate Mortgage Loan Trust
3.447% due 02/25/2037 ^~		9,029	7,786
3.569% due 02/25/2037 ^~		790	713
3.611% due 04/25/2037 ^~		841	720
WaMu Mortgage Pass-Through Certificates Trust
3.025% due 07/25/2037 ^~		986	827
3.218% due 02/25/2037 ^~		1,370	1,323
3.261% due 10/25/2036 ^~		1,893	1,758
3.338% due 07/25/2037 ^~		2,280	2,134
Washington Mutual Mortgage Pass-Through Certificates Trust
1.784% (12MTA + 0.840%) due 05/25/2047 ^~		367	70
6.000% due 10/25/2035 ^		1,943	1,548
6.000% due 03/25/2036 ^		2,784	2,841
6.000% due 02/25/2037		6,699	6,004

Total Non-Agency Mortgage-Backed Securities (Cost $275,413)			297,695

ASSET-BACKED SECURITIES 18.6%
Airspeed Ltd.
1.509% (LIBOR01M + 0.270%) due 06/15/2032 ~		5,280	4,667
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.588% (US0001M + 1.350%) due 03/25/2033 ~		88	87
Belle Haven ABS CDO Ltd.
1.593% (LIBOR03M + 0.250%) due 07/05/2046 ~		324,260	4,378
BlueMountain CLO Ltd.
6.809% (US0003M + 5.450%) due 04/13/2027 ~		1,000	1,002
CIFC Funding Ltd.
0.000% due 05/24/2026 (h)		4,100	2,543
0.000% due 07/22/2026 (h)		3,000	1,982
Citigroup Mortgage Loan Trust
1.398% (US0001M + 0.160%) due 12/25/2036 ~		7,199	4,803
1.638% (US0001M + 0.400%) due 11/25/2046 ~		7,974	7,712
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,815
3.600% due 11/27/2028		1,197	1,397
4.500% due 11/27/2028		1,047	1,223
6.200% due 11/27/2028		1,296	1,518
Countrywide Asset-Backed Certificates
1.408% (US0001M + 0.170%) due 03/25/2037 ~		$3,928	3,758
1.438% (US0001M + 0.200%) due 06/25/2047 ~		18,268	15,686
1.548% (US0001M + 0.310%) due 09/25/2037 ^~		19,068	12,418
3.713% (US0001M + 2.475%) due 08/25/2033 ~		307	257
Credit-Based Asset Servicing and Securitization LLC
3.858% due 12/25/2035 ^		70	70
Emerald Aviation Finance Ltd.
6.350% due 10/15/2038		809	831
First Franklin Mortgage Loan Trust
1.398% (US0001M + 0.160%) due 10/25/2036 ~		5,357	4,126
Fremont Home Loan Trust
1.388% (US0001M + 0.150%) due 01/25/2037 ~		7,200	4,198
1.558% (US0001M + 0.320%) due 02/25/2036 ~		14,710	6,137
Glacier Funding CDO Ltd.
1.442% (US0003M + 0.270%) due 08/04/2035 ~		8,538	2,251
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	750	669
Home Equity Mortgage Loan Asset-Backed Trust
1.398% (US0001M + 0.160%) due 07/25/2037 ~		3,550	2,429
Hyundai Auto Receivables Trust (HART) 2016
3.230% due 12/15/2022 ▶		$7,010	7,010
JPMorgan Mortgage Acquisition Trust
5.830% due 07/25/2036 ^		143	80
Lehman XS Trust
6.290% due 06/24/2046		3,670	3,699
Long Beach Mortgage Loan Trust
1.538% (US0001M + 0.300%) due 01/25/2036 ~		8,000	5,984

Merrill Lynch Mortgage Investors Trust
5.895% due 03/25/2037		7,593	2,439
Morgan Stanley ABS Capital, Inc. Trust
1.388% (US0001M + 0.150%) due 10/25/2036 ~		8,132	5,410
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		1,415	1,006
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.213% (US0001M + 0.975%) due 07/25/2035 ~		6,000	4,456
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		11,635	6,207
7.238% due 09/25/2037 ^		9,592	5,549
Residential Asset Securities Corp. Trust
1.818% (US0001M + 0.580%) due 08/25/2034 ~		10,019	8,220
Securitized Asset-Backed Receivables LLC Trust
1.518% (US0001M + 0.280%) due 03/25/2036 ~		11,660	6,730
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 ▶(h)		8	8,369
SLM Student Loan Trust
0.000% due 01/25/2042 ▶(h)		7	5,880
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 ▶(h)		7,500	3,960
0.000% due 07/25/2040 ▶(h)		38	2,154
0.000% due 09/25/2040 ▶(h)		3,226	1,858
Sound Point CLO Ltd.
6.213% (US0003M + 4.850%) due 01/23/2027 ~		1,000	989
South Coast Funding Ltd.
1.909% (LIBOR03M + 0.600%) due 08/10/2038 ~		20,378	4,177
Symphony CLO Ltd.
5.959% (US0003M + 4.600%) due 07/14/2026 ~		3,600	3,511
6.259% (US0003M + 4.900%) due 10/15/2025 ~		1,400	1,405
Taberna Preferred Funding Ltd.
1.672% (LIBOR03M + 0.360%) due 12/05/2036 ~		11,886	9,390
1.692% (US0003M + 0.380%) due 08/05/2036 ~		747	583
1.692% (US0003M + 0.380%) due 08/05/2036 ^~		14,476	11,292
1.712% (LIBOR03M + 0.400%) due 02/05/2036 ~		8,148	6,437
Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032		378	391
Tropic CDO Ltd.
2.058% (US0003M + 0.900%) due 04/15/2034 ~		25,000	18,750

Total Asset-Backed Securities (Cost $215,338)			222,893

SOVEREIGN ISSUES 3.9%
Argentina Bonar Bonds
23.743% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	112,470	6,729
24.756% (BADLARPP + 3.250%) due 03/01/2020 ~		2,100	131
Argentina Government International Bond
2.260% due 12/31/2038	EUR	1,300	1,082
3.875% due 01/15/2022		300	362
5.000% due 01/15/2027		400	472
7.820% due 12/31/2033		14,043	18,828
27.146% (ARPP7DRR) due 06/21/2020 ~	ARS	76,810	4,809
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	19	22
4.900% due 09/15/2021		2,650	3,251
4.950% due 02/11/2020		50	61
Emirate of Abu Dhabi
4.125% due 10/11/2047		$1,500	1,489
Ghana Government International Bond
10.750% due 10/14/2030		600	801
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	600	716
Saudi Government International Bond
2.875% due 03/04/2023		$1,400	1,396
3.250% due 10/26/2026		400	394
3.625% due 03/04/2028		1,600	1,590
4.500% due 10/26/2046		2,600	2,610
4.625% due 10/04/2047		1,800	1,846
Sri Lanka Government International Bond
6.200% due 05/11/2027		200	213
Venezuela Government International Bond
9.250% due 09/15/2027		598	223

Total Sovereign Issues (Cost $43,033)			47,025

	SHARES
COMMON STOCKS 2.7%
CONSUMER DISCRETIONARY 0.8%
Caesars Entertainment Corp. (f)		754,965	9,777

ENERGY 0.6%
Forbes Energy Services Ltd. (f)(j)	64,837	849
Ocean Rig UDW, Inc. (f)	237,175	6,352

		7,201

FINANCIALS 1.3%
TIG FinCo PLC ▶(j)	3,315,033	4,403
VICI Properties, Inc. (f)(j)	606,311	11,216

		15,619

Total Common Stocks (Cost $29,008)		32,597

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 ▶	1,355,000	464

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	42,898	12

Total Warrants (Cost $113)		476

PREFERRED SECURITIES 3.0%
BANKING & FINANCE 1.0%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)	5,745	7,023
VICI Properties, Inc.
0.000% (i)	25,874	2,063
0.000% due 10/02/2035 (j)	32,974	2,630

		11,716

INDUSTRIALS 2.0%
Sequa Corp.
9.000% ▶	25,121	23,865

Total Preferred Securities (Cost $33,579)		35,581

SHORT-TERM INSTRUMENTS 6.8%
REPURCHASE AGREEMENTS (k) 4.2%		50,835

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 2.6%
0.997% due 11/09/2017 - 01/04/2018 (g)(h)(n)(p)	31,430	31,415

Total Short-Term Instruments (Cost $82,250)		82,250

Total Investments in Securities (Cost $1,542,015)		1,632,373

Total Investments 136.2% (Cost $1,542,015)		$1,632,373
Financial Derivative Instruments (m)(o) (1.9)% (Cost or Premiums, net $(66,192))		(22,971)
Preferred Shares (19.9)%		(237,950)
Other Assets and Liabilities, net) (14.4)%		(173,072)

Net Assets Applicable to Common Shareholders 100.0%		$1,198,380

Notes to Schedule of Investments (amounts in thousands*, except number of units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

∎	The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

▶	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

♦	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Caesars Entertainment Corp. 5.000% due 10/01/2024	06/02/2017 - 06/21/2017	$1,959	$2,065	0.17%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	2,472	849	0.07
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	04/09/2015 - 07/30/2015	3,726	1,691	0.14
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	04/09/2015 - 07/30/2015	3,318	1,608	0.13
TIG FinCo PLC	04/02/2015 - 07/20/2017	4,441	4,403	0.37
VICI Properties, Inc.	11/19/2014 - 01/08/2015	8,634	11,216	0.94
VICI Properties, Inc. 0.000% due 10/02/2035	09/27/2017	538	2,630	0.22

		$25,088	$24,462	2.04%

Borrowings and Other Financing Transactions

(k)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	1.200%	10/31/2017	11/01/2017	$40,800	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2027	$(41,621)	$40,800	$40,802
FICC	0.500	10/31/2017	11/01/2017	2,435	Freddie Mac 1.000% due 12/15/2017	(2,484)	2,435	2,435
NOM	1.030	10/31/2017	11/01/2017	7,600	U.S. Treasury Bonds 2.500% due 05/15/2046	(7,753)	7,600	7,600

Total Repurchase Agreements						$(51,858)	$50,835	$50,837

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(0.750)%	06/22/2017	11/13/2017	$(231)	$(230)
BPS	1.650	10/13/2017	11/13/2017	(4,652)	(4,656)
CIW	1.540	10/13/2017	11/10/2017	(23,533)	(23,552)
DEU	(0.500)	09/20/2017	11/10/2017	(2,563)	(2,563)
JPS	1.854	10/19/2017	01/19/2018	(4,959)	(4,962)
NOM	1.980	10/16/2017	11/09/2017	(3,664)	(3,667)
RBC	2.150	07/05/2017	01/05/2018	(13,687)	(13,784)
	2.150	11/01/2017	01/05/2018	(3,873)	(3,873)
RDR	1.720	09/08/2017	12/08/2017	(10,294)	(10,321)
	1.750	10/10/2017	01/10/2018	(4,851)	(4,856)
	2.150	07/05/2017	11/01/2017	(4,594)	(4,627)
SOG	1.880	08/16/2017	11/16/2017	(1,208)	(1,213)
	1.880	08/23/2017	11/22/2017	(12,680)	(12,726)
	1.880	09/07/2017	12/07/2017	(4,655)	(4,668)
	1.880	09/11/2017	11/02/2017	(334)	(335)
	1.880	09/11/2017	11/06/2017	(269)	(270)
	1.880	09/11/2017	11/22/2017	(893)	(896)
	1.880	09/11/2017	12/11/2017	(6,417)	(6,434)
	1.880	09/14/2017	12/14/2017	(26,594)	(26,661)
	1.930	10/11/2017	01/11/2018	(3,060)	(3,064)
UBS	1.660	08/23/2017	11/27/2017	(14,980)	(15,028)
	1.660	09/11/2017	12/12/2017	(21,324)	(21,374)
	1.750	10/10/2017	01/10/2018	(4,298)	(4,303)
	1.910	08/23/2017	11/27/2017	(7,308)	(7,335)
	1.920	09/14/2017	11/28/2017	(4,788)	(4,800)
	1.920	09/14/2017	12/14/2017	(9,101)	(9,124)

Total Reverse Repurchase Agreements					$(195,322)

(l)	Securities with an aggregate market value of $206,943 have been pledged as collateral under the terms of master agreements as of October 31, 2017.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended October 31, 2017 was $(183,890) at a weighted average interest rate of 1.769%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.
(3)	Open maturity reverse repurchase agreement.

(m)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2017 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	0.918%		$4,040	$523	$228	$751	$2	$0
Banco Espirito Santo S.A.	5.000	Quarterly	09/20/2020	8.441	EUR	8,000	(2,531)	1,856	(675)	122	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	8.913		$17,570	(724)	(701)	(1,425)	0	(11)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	11.574		1,000	(135)	(69)	(204)	3	0
Navient Corp.	5.000	Quarterly	12/20/2021	1.989		15,900	(30)	1,999	1,969	44	0
Navient Corp.	5.000	Quarterly	06/20/2022	2.423		300	27	8	35	0	0

							$(2,870)	$3,321	$451	$171	$(11)

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
CDX.HY-28 5-Year Index	5.000%	Quarterly	06/20/2022	$11,088	$748	$317	$1,065	$15	$0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	21,600	382	113	495	0	0
CDX.HY-29 5-Year Index	5.000	Quarterly	12/20/2022	11,900	994	72	1,066	14	0
CDX.IG-29 5-Year Index	1.000	Quarterly	12/20/2022	1,900	42	4	46	1	0

					$2,166	$506	$2,672	$30	$0

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Year BRL-CDI	11.250%	Maturity	01/04/2021	BRL	210,000	$(1,280)	$1,871	$591	$0	$(1)
Pay	1-Year BRL-CDI	11.500	Maturity	01/04/2021		22,400	(223)	427	204	0	0
Pay (5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		$12,500	(120)	49	(71)	6	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		145,380	9,193	(2,972)	6,221	0	(63)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		44,400	2,099	(2,035)	64	0	(14)
Pay (5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		73,900	530	144	674	0	(2)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		305,100	(9,953)	66,835	56,882	227	0
Receive (5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		470,000	(14,597)	3,130	(11,467)	0	(427)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	13,400	332	330	662	75	0
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028	EUR	38,000	(225)	(102)	(327)	0	(124)
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	46,600	(1,613)	1,189	(424)	0	(110)

							$(15,857)	$68,866	$53,009	$308	$(741)

Total Swap Agreements							$(16,561)	$72,693	$56,132	$509	$(752)

(n)	Securities with an aggregate market value of $882 and cash of $33,460 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date.

(o)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2017	EUR	90,381	$	106,109	$831	$(2)
	11/2017	$	870	EUR	740	0	(8)
BPS	11/2017		103,768		89,186	120	0
	12/2017	EUR	89,186	$	103,942	0	(119)
CBK	11/2017		700		831	15	0
	11/2017	$	959	EUR	815	0	(10)
DUB	11/2017	GBP	357	$	475	1	0
GLM	11/2017	$	1,471	EUR	1,252	0	(13)
HUS	11/2017	BRL	1,738	$	530	0	(1)
	11/2017	$	543	BRL	1,738	0	(12)
	12/2017	BRL	1,738	$	541	12	0
JPM	11/2017	AUD	557		435	9	0
	11/2017	BRL	1,737		552	21	0
	11/2017	EUR	2,522		2,968	30	0
	11/2017	$	530	BRL	1,737	1	0
UAG	11/2017	GBP	95,676	$	128,085	1,013	0
	11/2017	$	125,728	GBP	96,033	1,818	0
	12/2017	GBP	96,033	$	125,837	0	(1,820)

Total Forward Foreign Currency Contracts						$3,871	$(1,985)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

										Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2017 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.729%		$1,800	$(352)	$158	$0	$(194)
BRC	Springleaf Finance Corp.	5.000	Quarterly	12/20/2021	1.821		2,700	(40)	395	355	0
DUB	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.316		100	(9)	8	0	(1)
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.165		20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.729		2,400	(476)	218	0	(258)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.141		1,550	138	63	201	0
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.347		7,200	17	7	24	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.844		500	(41)	43	2	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.165		60	(9)	9	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.729		3,000	(623)	300	0	(323)
JPM	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.429		28,600	(1,957)	2,248	291	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.722		1,300	(149)	162	13	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.141		6,570	620	230	850	0
MYC	Novo Banco S.A.	5.000	Quarterly	09/20/2020	8.441	EUR	3,000	(28)	(225)	0	(253)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.844		$14,500	(1,342)	1,412	70	0
UAG	Avolon Holdings Ltd. ▶	5.000	Quarterly	07/01/2020	2.918		1,900	111	(9)	102	0

								$(4,143)	$5,022	$1,908	$(1,029)

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$72,075	$(14,279)	$8,882	$0	$(5,397)
DUB	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	3,200	(195)	(339)	0	(534)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	4,400	(507)	(175)	0	(682)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	2,800	(351)	30	0	(321)
FBF	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	100	(11)	1	0	(10)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	300	(36)	(14)	0	(50)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	400	(36)	(10)	0	(46)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	1,300	(203)	1	0	(202)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	26,888	(1,277)	(731)	0	(2,008)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	5,063	(1,007)	628	0	(379)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	4,300	(219)	(36)	0	(255)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	2,900	(392)	(367)	0	(759)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	6,500	(358)	(726)	0	(1,084)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	1,100	(56)	(72)	0	(128)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	6,400	(797)	63	0	(734)
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	69,761	(13,810)	8,586	0	(5,224)
	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	100	(10)	0	0	(10)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	75,945	(10,422)	4,735	0	(5,687)
	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	6,850	(731)	12	0	(719)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	3,250	(176)	(366)	0	(542)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	2,200	(97)	(159)	0	(256)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	1,100	(127)	(44)	0	(171)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	3,100	(381)	25	0	(356)

						$(45,478)	$19,924	$0	$(25,554)

Total Return Swaps on Interest Rate Indices

										Swap Agreements, at Value
Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	3	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2017	$1,000	$(2)	$26	$24	$0
	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	06/20/2018	400	(1)	4	3	0
CBK	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018	800	(2)	9	7	0
GST	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2017	400	(1)	7	6	0
	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018	300	(1)	7	6	0
JPM	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2017	700	(2)	13	11	0
	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018	400	(1)	5	4	0

								$(10)	$71	$61	$0

Total Swap Agreements								$(49,631)	$25,017	$1,969	$(26,583)

(p)	Securities with an aggregate market value of $26,841 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$89,439	$1,254	$90,693
Corporate Bonds & Notes
Banking & Finance	0	353,526	0	353,526
Industrials	0	276,432	0	276,432
Utilities	0	74,223	0	74,223
Convertible Bonds & Notes
Industrials	0	8,441	0	8,441
Municipal Bonds & Notes
California	0	13,153	0	13,153
Illinois	0	29,467	0	29,467
Iowa	0	487	0	487
Texas	0	2,394	0	2,394
Virginia	0	1,278	0	1,278
West Virginia	0	14,397	0	14,397
U.S. Government Agencies	0	41,539	7,826	49,365
Non-Agency Mortgage-Backed Securities	5,994	282,062	9,639	297,695
Asset-Backed Securities	0	193,662	29,231	222,893
Sovereign Issues	0	47,025	0	47,025
Common Stocks
Consumer Discretionary	9,777	0	0	9,777
Energy	7,201	0	0	7,201
Financials	11,216	0	4,403	15,619
Warrants
Industrials	0	0	464	464
Utilities	12	0	0	12
Preferred Securities
Banking & Finance	0	11,716	0	11,716
Industrials	0	0	23,865	23,865
Short-Term Instruments
Repurchase Agreements	0	50,835	0	50,835
U.S. Treasury Bills	0	31,415	0	31,415

Total Investments	$34,200	$1,521,491	$76,682	$1,632,373

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	509	0	509
Over the counter	0	5,738	102	5,840
	$0	$6,247	$102	$6,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(752)	0	(752)
Over the counter	0	(28,568)	0	(28,568)
	$0	$(29,320)	$0	$(29,320)

Total Financial Derivative Instruments	$0	$(23,073)	$102	$(22,971)

Totals	$34,200	$1,498,418	$76,784	$1,609,402

There were no significant transfers among Levels 1 and 2 during the period ended October 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2017:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2017 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,842	$18	$(600)	$6	$0	$(12)	$0	$0	$1,254	$(12)
Corporate Bonds & Notes
Banking & Finance	8,209	0	(62)	1	1	31	0	(8,180)	0	0
Industrials	11,009	0	(11,009)	0	112	(112)	0	0	0	0
U.S. Government Agencies	8,360	0	(30)	8	12	(524)	0	0	7,826	(525)
Non-Agency Mortgage-Backed Securities	0	9,639	0	0	0	0	0	0	9,639	0
Asset-Backed Securities	22,346	7,010	0	37	0	(162)	0	0	29,231	(163)
Common Stocks
Financials	4,374	0	0	0	0	29	0	0	4,403	29
Warrants
Industrials	635	0	0	0	0	(171)	0	0	464	(171)
Preferred Securities
Industrials	24,504	0	0	0	0	(639)	0	0	23,865	(639)

	$81,279	$16,667	$(11,701)	$52	$125	$(1,560)	$0	$(8,180)	$76,682	$(1,481)
Financial Derivative Instruments – Assets
Over the counter	$0	$111	$0	$0	$0	$(9)	$0	$0	$102	$(9)

Totals	$81,279	$16,778	$(11,701)	$52	$125	$(1,569)	$0	$(8,180)	$76,784	$(1,490)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$830	Other Valuation Techniques(3)	—	—
	393	Proxy Pricing	Base Price	98.250
	31	Third Party Vendor	Broker Quote	100.375
U.S. Government Agencies	7,826	Proxy Pricing	Base Price	53.590
Non-Agency Mortgage-Backed Securities	9,639	Proxy Pricing	Base Price	86.923 - 93.173
Asset-Backed Securities	29,231	Proxy Pricing	Base Price	52.800 - 100,000.000
Common Stocks
Financials	4,403	Other Valuation Techniques(3)	—	—
Warrants
Industrials	464	Other Valuation Techniques(3)	—	—
Preferred Securities
Industrials	23,865	Indicative Market Quotation	Broker Quote	$950.000

	$76,682

Financial Derivative Instruments - Assets
Over the counter	102	Indicative Market Quotation	Broker Quote	4.979

Total	$76,784

(3)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(3)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.
(3)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of October 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$ 1,475,823	$236,473	$(46,519)	$189,954

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MEI	Merrill Lynch International
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RDR	RBC Capital Markets
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CIW	CIBC World Markets Corp.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	BRL	Brazilian Real	GBP	British Pound
AUD	Australian Dollar	EUR	Euro	USD (or $)	United States Dollar

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EUR003M	3 Month EUR Swap Rate	PRIME	Daily US Prime Rate
BADLARPP	Argentina Badlar Floating Rate Notes	EURIBOR	Euro Interbank Offered Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUSA5	5 Year EUR Annual Swap Rate	US0003M	3 Month USD Swap Rate
BPSW5	5 Year GBP Swap Rate	H15T10Y	10 Year US Treasury Yield Curve Constant Maturity Rate	USSW5	5 Year USSW Rate
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: December 29, 2017

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: December 29, 2017

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 29, 2017